Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Yield/Project Compliance Total Percent Incentive Total Incentive Brian Kletscher Yes 274,924.38$ 17% 8.00% 2.00% 3.00% 5.00% 35.00% 96,223.53$ Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Financial Reports Audit/SEC Compliance Total Percent Incentive Total Incentive Lucas Schneider Yes 180,020.27$ 17% 8.00% 2.00% 2.00% 3.00% 32.00% 57,606.49$ 153,830.02$ CEO Executive Bonus CFO Executive Bonus Base Salary Percent 274,924.38$ Base Salary Percent 180,020.27$ Bonus potential 35% Bonus Potential 32% 1. EBITDA 8% 1. EBITDA 8% Budgeted 14,678,414 3% 8,247.73$ Budgeted 14,678,414 3% $5,400.61 plus 10% 16,146,255 3% 8,247.73$ plus 10% 16,146,255 3% $5,400.61 plus 15% 16,880,176 2% 5,498.49$ plus 15% 16,880,176 2% $3,600.41 2. Debt Service Removed for 2021, 2022 & 2023 2. Debt Service removed for 2021, 2022 & 2023 Budget plus 5% Budget plus 5% plus 10% plus 10% plus 15% plus 15% 3. Compliance 5% 3. Compliance 3% MPCA/DNR Permits Water 1% 2,749.24$ SEC Reporting 2% $3,600.41 MPCA Air Permits 1% 2,749.24$ Audit 1% $1,800.20 Federal Rail/State Rail/OSHA 1% 2,749.24$ SEC Reporting 2% 5,498.49$ 4. Operations/Yield 2% 4. Financial Reports 2% 2.98 1% 2,749.24$ Monthly On Time 1% $1,800.20 3.00 1% 2,749.24$ Quarterly 1% $1,800.20 5. Increase Share Value/Distribution 1% 2,749.24$ 3% 5. Increase Share Value/Distribution 1% $1,800.20 3% 1% 2,749.24$ 6% 1% $1,800.20 6% 6. New Technology Reviewed 1% 2,749.24$ 6. Income 6. Income Net Income Portion Profitability Net Income Portion Profitability Net Income {Book} Percent 17% Net Income {Book} Percent 17% $2.0 - $2.5 MM 1% 2,743.61$ $2.0 - $2.5 MM 1% $1,796.51 $2.5 - $3.0 MM 1% 2,743.61$ $2.5 - $3.0 MM 1% $1,796.51 $3.0 - $3.5 MM 1% 2,749.24$ $3.0 - $3.5 MM 1% $1,800.20 $3.5 - $4.0 MM 1% 2,749.24$ $3.5 - $4.0 MM 1% $1,800.20 $4.0- $4.5 MM 1% 2,749.24$ $4.0- $4.5 MM 1% $1,800.20 $4.5 - $5.0 MM 1% 2,749.24$ $4.5 - $5.0 MM 1% $1,800.20 $5.0 - $5.5 MM 1% 2,749.24$ $5.0 - $5.5 MM 1% $1,800.20 $5.5 - $6.0 MM 1% 2,749.24$ $5.5 - $6.0 MM 1% $1,800.20 $6.0 - $6.5 MM 1% 2,749.24$ $6.0 - $6.5 MM 1% $1,800.20 $6.5 - $7.0 MM 1% 2,749.24$ $6.5 - $7.0 MM 1% $1,800.20 $7.0 - $ 7.5 MM 1% 2,749.24$ $7.0 - $ 7.5 MM 1% $1,800.20 $7.5 - $8.0 MM 1% 2,749.24$ $7.5 - $8.0 MM 1% $1,800.20 $8.0 - $8.5 MM 1% 2,749.24$ $8.0 - $8.5 MM 1% $1,800.20 $8.5 - $9.0 MM 1% 2,749.24$ $8.5 - $9.0 MM 1% $1,800.20 $9.0 - $9.5 MM 1% 2,749.24$ $9.0 - $9.5 MM 1% $1,800.20 $9.5 - $10.0 MM 1% 2,749.24$ $9.5 - $10.0 MM 1% $1,800.20 $10.0 - $10.5 MM 1% 2,749.24$ $10.0 - $10.5 MM 1% $1,800.20 96,212.27$ $57,599.10 Highwater Ethanol Incentive Program Fiscal 2024